UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2006

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

5119 Catlett Road, P.O. Box 300, Midland, Virginia	22728
(Address of Principal Executive Offices)	(Zip Code)

(540) 439-3266
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2006, Smith-Midland Corporation (“the Borrower”), a Virginia corporation and a subsidiary of Smith-Midland Corporation, a Delaware corporation (the “Company”) entered into the following agreements (the “Loan Agreements”) with Greater Atlantic Bank (the “Lender”):

1.	a commercial loan agreement by and between the Borrower and the Lender contemplating a single advance term loan in the amount of $365,000 and addendum thereto (the “Term Loan”);
2.
a commercial loan agreement by and between the Borrower and the Lender contemplating a multiple advance draw loan up to the aggregate amount of $500,000 and addendum thereto for the purpose of supporting vehicle purchases by the Borrower (the “Vehicle Line of Credit”); and

3.
a commercial loan agreement by and between the Borrower and the Lender contemplating a revolving multiple advance draw loan up to the aggregate amount of $1,500,000 and addendum thereto for the purpose of providing working capital to the Borrower (the “Working Capital Line of Credit” and, collectively with the Term Loan and the Vehicle Line of Credit, the “Loans”).

The purpose of the Term Loan is to pay off an existing loan dating from December of 2004. The Term Loan is evidenced by a five-year promissory note that bears interest at a rate of 8.25% and is collateralized by a second priority lien on all accounts receivable, inventory and certain other assets of the Borrower. The Term Loan contains certain restrictive and financial covenants. Upon the occurrence of certain events of default specified in the Term Loan, amounts owed under the Term Loan may be declared immediately due and payable. For more information regarding the Term Loan, reference is made to the Term Loan and related Promissory Note, dated June 15, 2006, attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Pursuant to the Vehicle Line of Credit, the Lender agreed to provide the Borrower a line of credit of up to $500,000 to purchase vehicles used in the Borrower’s business. In accordance thereto, borrowings under the Vehicle Line of Credit will be evidenced by separate promissory notes each bearing interest at a rate based upon the Five Year Constant Maturity Yield Index for United States Treasury Securities. Such promissory notes, when issued, shall be collateralized by title to the vehicles purchased with borrowings under the Vehicle Line of Credit. The Vehicle Line of Credit contains certain restrictive and financial covenants and expires one year from the date thereof. For more information regarding the Vehicle Line of Credit, reference is made to the Vehicle Line of Credit attached as Exhibit 10.3 hereto and incorporated herein by reference.

The loan provided for in the Working Capital Line of Credit is evidenced by a one-year Promissory Note, dated June 15, 2006, that bears interest at the prime rate, as published in the Wall Street Journal, and is collateralized by a second priority lien on all accounts receivable, inventory and certain other assets of the Borrower. The Working Capital Line of Credit contains certain restrictive and financial covenants. Upon the occurrence of certain events of default specified in the Working Capital Line of Credit, amounts owed under the Working Capital Line of Credit may be declared immediately due and payable. For more information regarding the Working Capital Line of Credit, reference is made to the Working Capital Line of Credit and related Promissory Note attached as Exhibits 10.4 and 10.5 hereto, respectively, and incorporated herein by reference.

In connection with the Loans, the Company and the subsidiaries of the Company (other than the Borrower), which include Easi-Set Industries, Inc., Smith-Carolina Corporation, Midland Advertising & Design, Inc. and Concrete Safety Systems, Inc. each executed agreements guaranteeing the Loans (the “Guaranty Agreements”). A form of such Guaranty Agreements is attached hereto as Exhibit 10.9 and incorporated herein by reference.

Each of the Loan Agreements and the Guaranty Agreements, and certain ancillary agreements, were modified simultaneously with their execution by the Omnibus Modification of Loan Documents Agreement, dated June 15, 2006 (the “Omnibus Modification of Lender Loan Documents”), which is attached hereto as Exhibit 10.10 and incorporated herein by reference.

On the same date, as part of the overall transactions, UPS Capital Business Credit, successor-in-interest to First National Bank of New England (collectively “UPS Capital”), which held a certain promissory note issued by the Company (in 1998) in the original principal amount of $4,000,000 (the “Company Note”), assigned such Company Note to the Lender. In addition, the guaranties of each of the subsidiaries of the Company, to such loan under the Company Loan were assigned by UPS Capital to the Lender.

In connection with such assignment, the Company and it subsidiaries and the Lender entered into an Omnibus Modification of Loan Documents Agreement, dated June 15, 2006 (the “Omnibus Modification of UPS Capital Loan Documents”), which modified certain terms of the agreements by and between the Company, the subsidiaries and the Lender (as successor-in-interest) relating to the Company Note. Such Omnibus Modification of UPS Capital Loan Documents is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

The Company has recently entered into a letter of intent to acquire the plant and certain other assets of a precast concrete products manufacturer based in southeast United States. Such acquisition would fit the Company’s planned expansion plans for the southeast and would provide additional production capacity to accommodate the Company’s sales increases, especially with respect to Slenderwall. The letter of intent is non-binding and is subject to further due diligence and the entry into definitive agreement. The proposed acquisition is described in the Press Release, dated June 21, 2006, attached hereto as Exhibit 99.1 and incorporated herein by reference (the “Press Release”).

The Press Release also provides an update as to the Company’s backlog. In this respect, as of June 21, 2006 the Company's unaudited production backlog for booked orders was approximately $13,700,000 as compared to approximately $8,300,000 on the same date in 2005. The Company also has 3 projects equal to approximately $5,500,000 of additional production for which the Company has received letters of intent. The Company traditionally does not include projects in its production backlog calculation until the customer signs a complete contract. Accordingly, the Company has not included these amounts in its production backlog amount. The Company also enjoys a regularly occurring repeat customer business, which should be considered in addition to the ordered production backlog described above. These orders typically have a quick turn around and represent a significant portion of the Company’s inventoried standard products, such as highway safety barrier, utility and Easi-Set® building products. Historically, this regularly occurring repeat customer business is equal to approximately $7 million annually.

Item 9.01. Exhibits.

(d)	Exhibits.

10.1	Commercial Loan Agreement, dated June 15, 2006, by and between the Borrower and the Borrower contemplating a single advance term loan in the amount of $365,000 and addendum thereto.

10.2	Promissory Note, dated June 15, 2006, in the amount of $365,000 issued by the Borrower to the Lender.

10.3	Commercial Loan Agreement, dated June 15, 2006, by and between the Borrower and the Lender contemplating a multiple advance draw loan up to the aggregate amount of $500,000 and addendum thereto.

10.4
Commercial Loan Agreement, dated June, 15, 2006, by and between the Borrower and the Lender contemplating a revolving multiple advance draw loan up to the aggregate amount of $1,500,000 and addendum thereto.

10.5	Promissory Note, dated June 15, 2006, in the amount of $1,500,000 issued by the Borrower to the Lender.

10.6	Security Agreement, dated June 15, 2006, by and between the Borrower and the Lender securing the Promissory Note in the amount of $365,000.

10.7
Security Agreement, dated June 15, 2006, by and between the Borrower and the Lender securing any promissory note(s) the Borrower may issue to evidence any advance(s) under the Commercial Loan Agreement by and between Borrower and the Lender contemplating a multiple advance draw loan up to the aggregate amount of $500,000.

10.8	Security Agreement, dated June 15, 2006, by and between the Borrower and the Lender securing the Promissory Note in the amount of $1,500,000.

10.9
Form of Guaranty, dated June 15, 2006, given by the Company and subsidiaries (except the Borrower) with respect to each of (i) the Promissory Note in the amount of $365,000; (ii) any promissory note(s) that the Borrower may issue to evidence any advance(s) under the Commercial Loan Agreement by and between the Borrower and the Lender contemplating a multiple advance draw loan up to the aggregate amount of $500,000; and (iii) the Promissory Note in the amount of $1,500,000 issued by the Borrower to the Lender.

10.10	Omnibus Modification of Lender Loan Documents Agreement, dated June 15, 2006.

10.11	Omnibus Modification of UPS Capital Loan Documents Agreement, dated June 15, 2006.

99.1	Press release dated June 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH-MIDLAND CORPORATION, a Delaware corporation

By:	/s/ Lawrence R. Crews
Lawrence R. Crews
Chief Financial Officer

Date: June 21, 2006

Exhibit Index

10.1	Commercial Loan Agreement, dated June 15, 2006, by and between the Borrower and the Lender contemplating a single advance term loan in the amount of $365,000 and addendum thereto.

10.2	Promissory Note, dated June 15, 2006, in the amount of $365,000 issued by the Borrower to the Lender.

10.3	Commercial Loan Agreement, dated June 15, 2006, by and between the Borrower and the Lender contemplating a multiple advance draw loan up to the aggregate amount of $500,000 and addendum thereto.

10.4
Commercial Loan Agreement, dated June 15, 2006, by and between the Borrower and the Lender contemplating a revolving multiple advance draw loan up to the aggregate amount of $1,500,000 and addendum thereto.

10.5	Promissory Note, dated June 15, 2006, in the amount of $1,500,000 issued by the Borrower to the Lender.

10.6	Security Agreement, dated June 15, 2006, by and between the Borrower and the Lender securing the Promissory Note in the amount of $365,000.

10.7
Security Agreement, dated June 15, 2006, by and between the Borrower and the Lender securing any promissory note(s) the Borrower may issue to evidence any advance(s) under the Commercial Loan Agreement by and between Borrower and the Lender contemplating a multiple advance draw loan up to the aggregate amount of $500,000.

10.8	Security Agreement, dated June 15, 2006, by and between the Borrower and the Lender securing the Promissory Note in the amount of $1,500,000.

10.9
Form of Guaranty, dated June 15, 2006, given by the Company and subsidiaries (except the Borrower) with respect to each of (i) the Promissory Note in the amount of $365,000; (ii) any promissory note(s) that the Borrower may issue to evidence any advance(s) under the Commercial Loan Agreement by and between the Borrower and the Lender contemplating a multiple advance draw loan up to the aggregate amount of $500,000; and (iii) the Promissory Note in the amount of $1,500,000 issued by the Borrower to the Lender.

10.10	Omnibus Modification of Lender Loan Documents Agreement, dated June 15, 2006.

10.11	Omnibus Modification of UPS Capital Loan Documents Agreement, dated June 15, 2006.

99.1	Press release dated June 21, 2006.